Exhibit 10.1

Amendment to Employment Agreement

Dated September 10, 2012 between Realogy Corporation (the “Company”)

and Richard A. Smith (the “Executive”).

WHEREAS, the Company and the Executive are parties to that certain Employment Agreement, dated as of April 10, 2007; and

WHEREAS, the Company and Executive desire to amend that Employment Agreement with an extension to the Employment Period (as defined in the Employment Agreement).

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follow:

1.	Section 1 of the Employment Agreement is hereby amended to change the end of the Initial Term of the Agreement from the “fifth anniversary of the Effective Date” to “April 9, 2016”.

2.	Except as otherwise provided in this Amendment, the Employment Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

REALOGY CORPORATION

By:	/s/ David J. Weaving
Name: David J. Weaving Title: EVP/Chief Administrative Officer

/s/ Richard A. Smith
Richard A. Smith